UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U	The NYSE Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Special Meeting – Contribution to Trust Account

GigCapital, Inc. (the “Company”) previously announced that it will hold a special meeting of stockholders on June 5, 2019 at 10:00 a.m., local time, at the office of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 (the “Special Meeting”) to vote on a proposal to amend (the “Charter Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date (the “Extension”) by which the Company must consummate its previously announced business combination (the “Business Combination”) with Kaleyra S.p.A (“Kaleyra”) for an additional six months, from June 12, 2019 to December 12, 2019 (the “Extended Date”).

On May 16, 2019, the Company announced that if the Charter Amendment is approved at the Special Meeting, the Company’s sponsor, GigAcquistions, LLC (the “Sponsor”), and the other founders of GigCapital (together with the Sponsor, the “Founders”) have agreed to contribute to the Company as a loan $240,000 for each calendar month, or portion thereof, that is needed by GigCapital to complete the Business Combination with Kaleyra (each, a “Contribution”). The Contributions are conditional upon the implementation of the Extension. The Contributions will not occur if the Charter Amendment is not approved or the Extension is not completed for any reason. The Contributions will be deposited into the trust account established in connection with GigCapital’s initial public offering (the “Trust Account”). As a result, the amount in the Trust Account following a Contribution for redemption of shares of GigCapital’s common stock issued in its initial public offering (each, a “Public Share”) that are not redeemed in connection with the stockholder vote to approve the Extension, will be increased. The amount of the Contributions will not bear interest and will be repayable by GigCapital upon consummation of the Business Combination with Kaleyra.

If the Extension is implemented, the Founders will make the first Contribution on or before June 12, 2019. GigCapital will announce by the end of each calendar month whether there will be a subsequent Contribution made, and any subsequent Contributions will be made on or before the tenth of any such subsequent month. The Sponsor will have the sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor determines not to continue extending for additional months, the obligation of the Sponsor and Founders to make additional Contributions will terminate and GigCapital will dissolve and liquidate in accordance with its Charter.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release dated May 16, 2019 announcing the foregoing (the “Press Release”).

Kaleyra Unaudited Financial Information

As previously stated by the Company in its definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2019, the sole purpose of the Charter Amendment is to allow Kaleyra sufficient time to prepare the required financial statements needed before GigCapital can seek stockholder approval of the Business Combination with Kaleyra. Kalerya has been diligently working to prepare those financial statements, and GigCapital anticipates being able to move forward with the consummation of the business combination on the timeline previously announced when the parties announced the Business Combination.

Kaleyra has provided GigCapital with its unaudited pro forma consolidated financial information for 2017, 2018 and the first fiscal quarter of 2019 based on U.S. GAAP, as approved by the Kaleyra board of directors (the “Financial Information”). That Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K and was also included in the Press Release.

Non-GAAP Financial Measure and Related Information

The Financial Information includes reference to adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the audited consolidated financial statements of such party and its subsidiaries (prepared in accordance with local GAAP), plus (i) transaction expenses of Kaleyra and GigCapital, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by the post-combination company or any of its subsidiaries to their employees and (v) any provision for the write down of assets. The pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the SEC. Adjusted EBITDA is being used to determine whether conditions have been achieved that would result in the issuance of the earn-out and the vesting of the Deferred Shares. GigCapital management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to management and investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business.

Additional Information About the Business Combination and Where To Find It

Additional information about the Business Combination with Kaleyra and related transactions will be described in GigCapital’s preliminary proxy statement relating to the Business Combination and the respective businesses of GigCapital and Kaleyra, which GigCapital will file with the SEC. The Business Combination and related transactions will be submitted to stockholders of GigCapital for their consideration. GigCapital’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GigCapital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination and related transactions, because these documents will contain important information about GigCapital, Kaleyra and the Business Combination and related transactions. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the Business Combination and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Tara McDonough, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200 Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in the Solicitation

Kaleyra, GigCapital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the Business Combination and related transactions. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the Business Combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K, including the attached exhibits, may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the Business Combination, Company and Kaleyra. All statements, other than statements of historical facts, included in this Current Report on Form 8-K and the attached exhibits that address activities, events or developments that the Company and/or Kaleyra expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of the Company and Kaleyra management teams. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on certain assumptions and analyses made by the management of the Company and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company and Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or Kaleyra will be those anticipated and actual results may differ materially from those expressed in this Current Report on Form 8-K and in the attached exhibits due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, including that the Company stockholders will approve the Business Combination, the ability of the combined company to meet the NYSE’s listing standards, and that the Company will have sufficient capital upon the approval of the Business Combination to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These statements speak only as of the date they are made and none of the Company and/or Kaleyra undertakes any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated May 16, 2019

99.2	Financial Information of Kaleyra S.p.A (Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2019

By:	/s/ Dr. Avi S. Katz

Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board